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                                                                      EXHIBIT 10

                      MODIFICATION OF EMPLOYMENT AGREEMENT

         This Modification of Employment Agreement is made this   day of May,
2004, by and between North Country Financial Corporation, a Michigan corporation (the "Corporation") and C. James Bess (the "Employee").

         WHEREAS, the Corporation and Employee are parties to that certain Employment Agreement dated the first day of August, 2003; and

         WHEREAS, the parties wish to amend said Agreement as hereinafter provided.

         NOW, THEREFORE, in consideration of the mutual promises of the parties and mutual consideration, the receipt and sufficiency of which is acknowledged by both the Corporation and the Employee, the above-referenced Employment Agreement is modified as follows:

         1. The first sentence in Paragraph 5 under the subsection (of the first sentence) enumerated as (B) which reads ". . . and (B) one year of Employee's then Base Pay." is modified to read as follows:

         ". . . and (B) two years' of Employee's then Base Pay. . . ."


         2. In all other respects, the Employment Agreement dated August 1, 2003, is hereby reaffirmed in its entirety.

         IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed on its behalf by the Chairman of its Board of Directors, and the Employee has signed this Agreement, all as of the date and year first above written.

                                 NORTH COUNTRY FINANCIAL CORPORATION

                                 By: /s/ JOHN LINDROTH
                                     ----------------------------------------
                                         John Lindroth

                                 Its: Chairman

                                 /s/ C. JAMES BESS
                                 --------------------------------------------
                                   C. James Bess, Employee
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                       NORTH COUNTRY FINANCIAL CORPORATION
                              130 S. CEDAR STREET
                           MANISTIQUE, MICHIGAN 49854


                                  May 18, 2004



PRIVATE & CONFIDENTIAL

Mr. John Lindroth
Chairman & CEO
North Country Bank and Trust
130 S. Cedar Street
Manistique, MI 49854

         Re: Employment Agreement of C. James Bess dated August 1, 2003, as modified the 18th day of May, 2004 (the "Employment Agreement")

Dear Mr. Lindroth:

         Reference is made to my Employment Agreement, as modified, with North Country Financial Corporation.

         This communication will serve as a "side bar" agreement between myself and North Country Financial Corporation regarding the Modification of Employment Agreement dated May 18, 2004, wherein North Country Financial Corporation has agreed to pay me two (2) years' compensation in the event of a change in control (through modification of Paragraph 5 of the Agreement).

         Notwithstanding execution of the Modification of Employment Agreement, I hereby agree and covenant, for consideration, the receipt and sufficiency of which is acknowledged, that if the modification of my Employment Agreement (specifically the payment of two years' compensation upon a "change in control") causes a negative impact or jeopardizes a potential "change in control," such as a sale of the Corporation's sole asset (North Country Bank and Trust), that I will voluntarily, and without additional consideration, agree to rescission of the Modification of Employment Agreement to facilitate the change in control, and abide by the original terms of my Employment Agreement (which provides for payment of one years' compensation). You and I have agreed that we will mutually determine whether or not the Modification of Employment Agreement "interferes" with a change in control, and act in the utmost good faith (with each other) and in the utmost best interest of North Country Financial Corporation in determining whether or not a rescission of the Modification of Employment Agreement dated May 18, 2004, is in order.

         We both acknowledge that it is our mutual preference that the Modification of Employment Agreement, to the extent possible, remain in place as written, however, we equally both agree that such


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Mr. John Lindroth
Page 2

modification should not jeopardize a potential change in control to the detriment of North Country Financial Corporation and its shareholders.

                                        Very truly yours,

                                        NORTH COUNTRY FINANCIAL CORPORATION

                                        By: /s/ C. JAMES BESS
                                           -------------------------------------
                                            C. James Bess, CEO and President

Accepted and Agreed for and on behalf
of North Country Bank and Trust
as of the date first above written.

By: /s/ JOHN LINDROTH
   ----------------------------------
   John Lindroth
   Chairman